UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 10, 2025
GCM Grosvenor Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39716	85-2226287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 North Michigan Avenue Suite 1100 Chicago, Illinois	60611
(Address of principal executive offices)	(Zip Code)
(312) 506-6500
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on
Class A common stock, par value $0.0001 per share	GCMG	The Nasdaq Stock Market LLC
Warrants to purchase one share of Class A common stock	GCMGW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On February 10, 2025, GCM Grosvenor Inc. (the “Company”) reported financial results for the year ended December 31, 2024. The full text of the press release and earnings presentation issued in connection with the announcement is furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.
The information contained in this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 6, 2025, the Board of Directors (the “Board”) of the Company appointed David A. Helfand as a director, effective as of February 20, 2025, with a term expiring at the 2025 annual meeting of stockholders, to fill the vacancy on the Board resulting from the previously disclosed resignation of Blythe Masters, and to serve on the Board’s audit committee as its chairperson.
David A. Helfand is the President, Chief Executive Officer and Chair of the Board of Equity Commonwealth, a real estate investment trust that owns and manages commercial office properties in the United States. Mr. Helfand serves as an Advisor to Equity Group Investments (“EGI”), a private investment firm, where he previously served as Co-President, overseeing EGI’s real estate activities. Mr. Helfand is also the Founder and President of Helix Funds LLC (“Helix Funds”), a private real estate investment management company. He also served as Chief Executive Officer for American Residential Communities LLC (“ARC”), a Helix Funds portfolio company. Before founding Helix Funds, Mr. Helfand served as Executive Vice President and Chief Investment Officer for Equity Office Properties Trust (“EOP”). Prior to working with EOP, Mr. Helfand served as a Managing Director and participated in the formation of Equity International, a private investment firm focused on real estate-related companies outside the U.S. He was also the President and Chief Executive Officer of Equity LifeStyle Properties (NYSE: ELS), an operator of manufactured home communities, and served as Chairman of the Board’s audit committee. His earlier career included investment activity in a variety of asset classes, including retail, office, parking and multifamily. Mr. Helfand also serves as a Director of the Ann & Robert H. Lurie Children’s Hospital of Chicago, on the National Association of Real Estate Investment Trusts (“Nareit”) Advisory Board of Governors, on the Executive Committee of the Samuel Zell and Robert Lurie Real Estate Center at the Wharton School of the University of Pennsylvania, on the Executive Committee of the Kellogg Real Estate Center at Northwestern University, on the Board of Visitors at the Weinberg College of Arts and Sciences at Northwestern University, and as trustee on the Board of Trustees of Northwestern University. Mr. Helfand holds an M.B.A. from the University of Chicago Graduate School of Business and a B.A. from Northwestern University.
There were no arrangements or understandings pursuant to which Mr. Helfand was selected as a director. The Company utilizes the services of an insurance broker (the “Broker”) to procure insurance coverage, including its general commercial package policy, health, workers’ compensation and professional and management liability coverage for its directors and officers. An immediate family member of Mr. Helfand’s wife has an economic interest in the Broker totaling approximately 20%. During the year ended December 31, 2024, the Broker received commission payments in respect of the Company’s insurance coverage in the amount of $0.5 million. The Company leases (the “Lease”) its principal headquarters in Chicago from 900 North Michigan, LLC, a Delaware limited liability company (the “Landlord”). An immediate family member of Mr. Helfand’s wife has an economic interest in the Landlord totaling approximately 24%. The term of the Lease expires September 30, 2037. The Lease provides for monthly rent and payment of operating expenses on a triple-net basis. During the year ended December 31, 2024, GCM Grosvenor made lease payments of $5.8 million, in satisfaction of its obligations pursuant to the Lease.
Mr. Helfand will participate in the compensation program for non-employee directors described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 25, 2024. In addition, the Company will enter into its standard director indemnification agreement with Mr. Helfand. On February 6, 2025, the Board approved the amended Non-Employee Director Compensation Policy, effective as of April 1, 2025, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. Each of the Board members who is not an employee of the Company, any of its parents or its subsidiaries, including Mr. Helfand, will receive compensation pursuant to the amended Non-Employee Director Compensation Policy beginning on April 1, 2025.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	GCM Grosvenor Inc. Non-Employee Director Compensation Policy, effective as of April 1, 2025
99.1	Press Release, dated February 10, 2025
99.2	2024 Fourth Quarter Results—Earnings Presentation, dated February 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCM Grosvenor Inc.
Date: February 10, 2025	By:	/s/ Michael J. Sacks
	Name:	Michael J. Sacks
	Title:	Chief Executive Officer
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